EXHIBIT 10.3

                     MORTGAGE CERTIFICATE PURCHASE AGREEMENT

            This Mortgage Certificate Purchase Agreement (the "Agreement"), dated as of [_____________], 20[__], is between Wells Fargo Asset Securities Corporation, a Delaware corporation (the "Company"), and [__________] (the "Seller").

            The Company and the Seller hereby recite and agree as follows:

            1. Defined Terms. Terms used without definition herein shall have the respective meanings assigned to them in the Trust Agreement, dated as of [_____________], 20[__] (the "Trust Agreement"), among the Company, [_______], as securities administrator (the "Securities Administrator"), and [_______], as trustee (the "Trustee"), relating to the issuance of the Company's Mortgage Asset-Backed Pass-Through Certificates, Series 20[__]-[__] (the "Certificates") or, if not defined therein, in the underwriting agreement, dated [_____________], 20[__], and terms agreement, dated [_____________], 20[__]
(together, the "Underwriting Agreement"), among the Company, the Seller and [_________] (the "Underwriter").

            2. Purchase Price; Purchase and Sale. The Seller agrees to sell, and the Company agrees to purchase, the mortgage pass-through certificates listed on the Mortgage Certificate Schedule (the "Underlying Certificates"). In consideration of the sale of the Underlying Certificates from the Seller to the Company on the Closing Date, the Company agrees to pay to the Seller on the Closing Date by wire transfer of immediately available funds, as directed by the Seller, an amount equal to $[______] in respect of the Underlying Certificates (the "Purchase Price").

            Upon payment of the Purchase Price, the Seller shall be deemed to transfer, convey, sell and assign to the Company, without recourse, all the right, title and interest of the Seller in and to (i) the Underlying Certificates and all distributions on the Underlying Certificates payable after the Closing Date, (ii) all rights of the Seller as a certificateholder under the Underlying Pooling and Servicing Agreements, (iii) all present and future claims, demands, causes and choses in action in respect of the foregoing, including the rights of the Seller under the Underlying Certificates, and (iv) all proceeds of the foregoing of every kind and nature whatsoever, including, without limitation, all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property that at any time constitute all or part of or are included in the proceeds of the foregoing.

            In connection with the transfer of the Underlying Certificates, the Seller hereby agrees to remit to the Securities Administrator by wire transfer of immediately available funds on the date on which received, all payments received by the Seller after the date hereof in connection with the Underlying Certificates. The Seller shall also promptly forward to the Securities Administrator for each Underlying Certificate written irrevocable instructions to forward all distributions on the Underlying Certificates to the account specified by the Securities Administrator. The Trustee shall deliver to or at the direction of the Company any and all certificates, opinions of counsel and other documents as the Company shall request to effect the registration and transfer of the Underlying Certificates in the name of the Seller or its designee.

            3. Representations and Warranties; Covenants. The Seller hereby represents and warrants to the Company that (i) the Company's representations and warranties to the Trustee pursuant to Section 2.02(b) of the Trust Agreement are true and correct, as of the date thereof, and (ii) Seller has not dealt with any broker, investment banker, agent or other person (other than the Company and the Underwriter) who may be entitled to any commission or compensation in connection with the sale of the Underlying Certificates. The Seller hereby agrees to cure any breach of such representations and warranties in accordance with the terms of the Trust Agreement.

            4. Underwriting. The Seller hereby agrees to furnish any and all information, documents, certificates, letters or opinions with respect to the Underlying Certificates, reasonably requested by the Company in order to perform any of its obligations or satisfy any of the conditions on its part to be performed or satisfied pursuant to the Underwriting Agreement at or prior to the Closing Date.

            5. Costs. The Company shall pay all expenses incidental to the performance of its obligations under the Underwriting Agreement, including without limitation (i) any recording fees or fees for title policy endorsements and continuations, (ii) the expenses of preparing, printing and reproducing the Prospectus, the Prospectus Supplement, the Underwriting Agreement, the Trust Agreement and the Certificates and (iii) the cost of delivering the Certificates to the Underwriter (or its designee) insured to the satisfaction of the Underwriter.

            6. Notices. All demands, notices and communications hereunder shall be in writing, shall be effective only upon receipt and shall, if sent to the Company, be addressed to it at Wells Fargo Asset Securities Corporation, 8480 Stagecoach Circle, Frederick, Maryland 21701, Attn: Vice President, Structured Finance, or, if sent to the Seller, be addressed to it at [_______________].

            7. Trustee Beneficiary. The representations, warranties and agreements made by the Seller in this Agreement are made for the benefit of, and may be enforced by, the Trustee and the holders of Certificates to the same extent that the Trustee and the holders of Certificates, respectively, have rights against the Company under the Trust Agreement in respect of representations, warranties and agreements made by the Company therein.

            8. Recharacterization. The parties hereto intend the conveyance by the Seller to the Company of all of its right, title and interest in and to the Underlying Certificates pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Seller shall be deemed to have granted to the Company a first priority security interest in all of the Seller's right, title and interest in and to the Underlying Certificates.

            9. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may not be changed in any manner which would have a material adverse effect on holders of Certificates without the prior written consent of the Trustee. The Trustee shall be protected in consenting to any such change to the same extent provided in Article X of the Trust Agreement. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument. This Agreement shall bind and inure to the benefit of and be enforceable by the Company and the Seller and their respective successors and assigns.

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            IN WITNESS WHEREOF, the Company and the Seller have caused this
Agreement to be duly executed by their respective officers as of the day and year first above written.


                                        WELLS FARGO ASSET SECURITIES CORPORATION


                                        By: ____________________________________
                                        Name:
                                        Title:


                                        [SELLER]


                                        By: ____________________________________
                                        Name:
                                        Title: